UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2008

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Coastal Banking Company, Inc.

(Exact name of registrant as specified in its charter)

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South Carolina	000-28333	58-2455445
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina 29902

(Address of Principal Executive Office) (Zip Code)

(843) 522-1228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective April 30, 2008, Randolph C. Kohn retired as President of Coastal Banking Company, Inc. (the “Company”) and President and Chief Executive Officer of Lowcountry National Bank (the “Bank”).  Mr. Kohn entered into a Separation Agreement and General Release (the “Agreement”) with the Company and the Bank on April 29, 2008.  Upon Mr. Kohn’s retirement, Michael Sanchez assumed the responsibilities of President of the Company.

Under the Agreement, the Company will pay Mr. Kohn $400,000 in 24 substantially equal monthly installments, a lump sum payment of $31,667 and $72 per month for twelve months in connection with long-term disability coverage.  The Company will pay $520 per month for 18 months for Mr. Kohn’s health insurance and $5,775 for the premium on a life insurance policy issued on Mr. Kohn for which the Company is the named beneficiary of 50% of the death benefits and the beneficiary of the remaining 50% of the benefit is named by Mr. Kohn.  The Company will also transfer to Mr. Kohn title of the automobile that was provided to Mr. Kohn during his employment.

The Agreement provides for a general release by Mr. Kohn and provides that the twenty-four month non-disclosure provision, twelve month non-solicitation and non-competition provisions and certain other provisions contained in Mr. Kohn’s Employment Agreement dated April 6, 2005 will continue if full force and effect.

The foregoing summary is qualified by reference to the copy of the Agreement that is attached as Exhibit 10.1 to this report.

On April 30, 2008, the Company issued a press release regarding Mr. Kohn’s retirement.  The press release is attached as Exhibit 99.1 to this report.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

No.	Description
10.1	Separation Agreement and General Release between Randolph C. Kohn, Coastal Banking Company, Inc. and Lowcountry National Bank dated April 29, 2008
99.1	Press Release dated April 30, 2008

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

By:	/s/ Michael Sanchez
Michael Sanchez Chief Executive Officer]

Dated: May 1, 2008

EXHIBIT INDEX

No.	Description
10.1	Separation Agreement and General Release between Randolph C. Kohn, Coastal Banking Company, Inc. and Lowcountry National Bank dated April 29, 2008
99.1	Press Release dated April 30, 2008